UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2004

FIRST VIRTUAL COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-23305 (Commission File Number)	77-0357037 (I.R.S. Employer Identification No.)

3200 Bridge Parkway, Suite 202
Redwood City, California 94065

(Address of principal executive offices) (Zip code)

(650) 801-6500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     On August 5, 2004, First Virtual Communications, Inc. (the “Company”) issued a press release regarding a letter that the Company received from Nasdaq. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST VIRTUAL COMMUNICATIONS, INC.
By:	/s/ Truman Cole
Truman Cole
Chief Financial Officer

Date: August 5, 2004

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release Issued by First Virtual Communications, Inc. on August 5, 2004.